UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2026

CG Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41925	37-1611499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Pegasus Park Drive Suite 1640
Dallas, Texas		75247
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 409-3700

400 Spectrum Center Drive, Suite 2040 Irvine, CA 92618

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CGON	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On April 13, 2026, CG Oncology, Inc. (the “Company”) appointed Jim DeTore as the Company’s Chief Financial Officer.

Mr. DeTore, age 61, has served as our Interim Principal Financial and Accounting Officer since November 2025 pursuant to a consulting agreement with Monomoy Advisors, LLC, and has been responsible for the Company’s financial and accounting functions. Prior to joining the Company, from June 2021 to June 2025, Mr. DeTore was Chief Financial Officer at Neurogastrx, Inc. Prior to serving at Neurogastrx, from March 2017 to May 2021, Mr. DeTore was an independent consultant providing chief financial officer services to a variety of early and mid-stage biotechnology and pharmaceutical companies, and from August 2016 to February 2017, Mr. DeTore was with Proteostasis Therapeutics, serving as Chief Financial Officer. In addition, from November 2014 to February 2016, Mr. DeTore served as Chief Financial Officer at Bluebird Bio, Inc. Mr. DeTore holds a Bachelor of Science degree and a Master of Business Administration degree from Northeastern University.

In connection with his appointment as Chief Financial Officer, the Company and Mr. DeTore entered into an employment agreement, dated April 13, 2026 (the “Employment Agreement”), pursuant to which Mr. DeTore will receive an initial annual base salary of $520,000, less applicable withholdings, and will be eligible for an initial annual target bonus of 45% of his annual base salary. Mr. DeTore will also receive (i) an initial stock option award to purchase shares of the Company’s common stock equal to a target value of $4 million using a 30-day VWAP and the Black-Scholes methodology at a percentage of the fair market value of the exercise price per share on the Grant Date (the “Initial Option”), and (ii) a performance stock unit award for the number of shares of the Company’s common stock equal to a target value of $1 million using a 30-day VWAP and the Black-Scholes methodology at a percentage of the fair market value of the price per share on the Grant Date (the “PSU Award”), each under the Company’s 2024 Incentive Award Plan. The “Grant Date” of the Initial Option and the PSU Award will be April 15, 2026. The Initial Option shall have an exercise price per share equal to the fair market value of the Company’s common stock on the Grant Date. Subject to Mr. DeTore’s continued employment with the Company, the Initial Option shall vest over a four (4) year period starting on April 13, 2026 (the “Vesting Commencement Date”), with 25% of the shares vesting on the date that is twelve (12) months after the Vesting Commencement Date and the remainder vesting in thirty-six (36) equal monthly installments over the subsequent three (3) year period. Subject to Mr. DeTore’s continued employment with the Company, the PSU Award will vest as follows: 30% of the shares underlying the PSU Award shall vest upon the first U.S. commercial sale of the Company’s first approved product, and 70% of the shares underlying the PSU Award shall vest upon achievement of positive operating cash flow for two consecutive completed fiscal quarters following commercial launch of the Company’s first approved product, subject to Compensation Committee’s certification that such event has been achieved.

Mr. DeTore’s Employment Agreement also provides for severance benefits for certain terminations that arise during and outside of a change in control period. Upon a termination without cause outside of the change in control period, Mr. DeTore is entitled to (1) an amount in cash equal to his annual base salary, payable in a lump sum, (2) payment or reimbursement of the COBRA premiums for Mr. DeTore and his respective eligible dependents, or if COBRA is not available under our group health plan, a cash amount equal to such payments or reimbursements, for a maximum period of up to 12 months from the date of his termination of employment, (3) an amount in cash equal to his target annual bonus, prorated for the portion of the year that elapsed prior to the date of his termination of employment, payable in a lump sum, and (4) acceleration of unvested equity awards as would have vested had Mr. DeTore remained in service for 12 months following his termination of employment.

Upon a termination without cause or a resignation for good reason within the change in control period, Mr. DeTore is entitled to (1) an amount in cash equal to 1.5 times his annual base salary, payable in a lump sum, (2) payment or reimbursement of the COBRA premiums for Mr. DeTore and his respective eligible dependents, or if COBRA is not available under our group health plan, a cash amount equal to such payments or reimbursements, for a maximum period of up to 18 months from the date of his termination of employment, (3) an amount in cash equal to his target annual bonus, payable in a lump sum, and (4) full accelerated vesting of all unvested company equity awards; provided, however, that any performance-based equity awards shall remain subject to attainment of the relevant performance goals.

Mr. DeTore is eligible to enter into the Company’s standard form of indemnification agreement.

There are no family relationships between Mr. DeTore and any director or executive officer of the Company, and Mr. DeTore is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the Employment Agreement is attached hereto as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. The summary of the agreement described above does not purport to be complete and is subject to and qualified in its entirety by reference to the attached agreement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Employment Agreement dated April 13, 2026 between the Company and Jim DeTore
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CG Oncology, Inc.

Date: April 13, 2026	By: /s/ Josh Patterson
Name: Josh Patterson
Title: General Counsel, Chief Compliance Officer and Secretary